[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]




                                  June 29, 1998







The Tocqueville Trust
1675 Broadway
New York, New York 10019

          Re:     The Tocqueville Trust
                  File No. 33-8746
                  Post-Effective Amendment
                  to Registration Statement on Form N-1A
                  --------------------------------------

Gentlemen/Ladies:

                  We hereby consent to the reference of our firm as Counsel in this amendment to the Registration Statement on Form N-1A.

                                          Very truly yours,



                                          /s/Kramer, Levin, Naftalis & Frankel